Rule 497(e)

Registration Nos. 333-176976 and 811-22245

FIRST TRUST EXCHANGE-TRADED FUND III
(the “Trust”)

FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF
(the “Fund”)

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2017

DATED JANUARY 3, 2018

Notwithstanding anything to the contrary in the Fund’s Statement of Additional Information, the following is added at the end of the section entitled “Additional Information”:

INFORMATION FOR INVESTORS IN THE EUROPEAN ECONOMIC AREA

In relation to each Member State of the European Economic Area (“EEA”) which has implemented the EU Directive on Alternative Investment Fund Managers (Directive (2011/61/EU)) (the “AIFM Directive”), the Prospectus, and any summary Prospectus or SAI relating to the Fund, may only be distributed and shares may only be offered or placed in a Member State to the extent that: (1) the Fund is permitted to be marketed to professional investors in the relevant member state in accordance with the AIFM Directive (as implemented into the local law/regulations of the relevant Member State); or otherwise (2) the Prospectus and SAI may be lawfully distributed and the shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).

In relation to each Member State of the EEA which, at the date of this SAI, has not implemented the AIFM Directive, the Prospectus and the SAI may only be distributed and shares may only be offered or placed to the extent that this SAI may be lawfully distributed and the shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).

In addition, the following restrictions apply to the distribution of the Prospectus and SAI in the following Member States:

INFORMATION FOR INVESTORS IN THE UNITED KINGDOM

Subject always to the foregoing notice in respect of the EEA, this SAI is being issued in the United Kingdom by First Trust Global Portfolios Limited (which is authorized and regulated by the Financial Conduct Authority (the “FCA”)) only to and/or is directed only at persons who are professional clients or eligible counterparties for the purposes of the FCA’s Conduct of Business Sourcebook. The opportunity to invest in the Funds is only available to such persons in the United Kingdom, and the Prospectus and SAI must not be relied on or acted upon by any other persons in the United Kingdom.

INFORMATION FOR INVESTORS IN IRELAND

The distribution of this Prospectus and SAI in Ireland and the offering or purchase of shares is restricted to the individual to whom it is addressed. Accordingly, it may not be reproduced in whole or in part, nor may its contents be distributed in writing or orally to any third party and it may be read solely by the person to whom it is addressed and his/her professional advisers. Shares in the Fund will not be offered or sold by any person:

(a) otherwise than in conformity with the provisions of the European Communities (Markets in Financial Instruments) Regulations 2007 and the European Union (Alternative Investment Fund Managers) Regulations 2013, each as amended; or

(b) in any way which would require the publication of a prospectus under the Companies Act 2014 or any regulations made thereunder; or

(c) in Ireland except in all circumstances that will result in compliance with all applicable laws and regulations in Ireland.

AIFM DIRECTIVE DISCLOSURES

Background. The AIFM Directive is a European Union (“EU”) directive which regulates the management and marketing of funds within the EEA. The AIFM Directive distinguishes between EU and non-EU funds and EU and non-EU fund managers and different obligations apply under the AIFM Directive depending on where the fund is based and where the manager is based. Certain disclosure, transparency and reporting obligations are imposed on non-EU fund managers wishing to market funds to investors in the EEA. There are additional requirements imposed on EU fund managers, which do not currently apply to First Trust.

To the extent not already disclosed to you prior to your investment in the Fund, the purpose of this section of the SAI is to satisfy the disclosures which are required to be provided to you under the AIFM Directive.

Overview of the Fund and the Service Providers. The Fund is a non-EU AIF (“AIF” means an alternative investment fund for the purposes of the AIFM Directive).

First Trust Advisors L.P. (“First Trust”) is the AIFM of the Fund (“AIFM” means an alternative investment fund manager for the purposes of the AIFM Directive). First Trust is a non-EU AIFM.

The Trust has entered into agreements with various service providers including First Trust (as the Investment Advisor), the Custodian, Distributor, Transfer Agent, Administrator and the exchange where the Fund is listed in respect of the Fund. Further details regarding the duties and roles of such service providers can be found in the Prospectus and SAI for the Fund.

In addition to the parties listed above, the Trust has appointed: (i) Chapman and Cutler LLP as its legal counsel which advises it on US legal matters; (ii) Deloitte & Touche LLP as the Fund’s auditors who undertake to audit the Fund’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) (United States); and (iii) CT Corporation System as the Fund’s registered agent.

First Trust is not required to ensure that the Fund appoints, and the Fund has not appointed, a depositary for purposes of the AIFM Directive. (A depositary in the context of the AIFM Directive, has a specific role and function. The appointment of such depositary is not required for non-EU AIFs with non-EU AIFMs.) As such investors in the Fund have no rights as against any person in respect of the duties or liabilities of a depositary under the AIFM Directive.

Investors’ Contractual Rights. In respect of each of the service providers to the Fund, investors who purchase shares in the Fund in the secondary market have no direct rights of action against the service providers, as a matter of contract law or under the establishment documents of the Trust. The proper plaintiff in an action in respect of which a wrongdoing is alleged to have been committed against the Fund or the Trust by a service provider is, prima facie, the Trust itself. An investor may bring a derivative or similar action or proceeding (“Derivative Action”) against the Trust or the Fund to recover a judgment in its favor in accordance with the provisions of the Declaration. Accordingly, investors would have no direct contractual right against the relevant service provider for breach of the agreement governing its appointment by the Trust. The foregoing disclosure is without prejudice to such other rights of action (for example, under the securities laws, tort law or in respect of breach of fiduciary duty) which might in certain situations be separately available to investors.

Investment in the Fund. Investors will buy shares in the Fund in secondary market transactions through brokers and will not subscribe for shares from the Trust directly. As such, there is no direct contractual relationship between the Fund and the investor in connection with the purchase or sale of shares. While the Fund is established under Massachusetts law and Massachusetts law does facilitate the enforcement of judgments obtained in foreign jurisdictions, investors who buy shares on the secondary market will have no direct contractual right of action against the Fund. Investors should refer to “How to Buy and Sell Shares” in the main body of the Prospectus for more detail. The foregoing disclosure is without prejudice to such other rights of action (for example, under the securities laws, tort law or in respect of breach of fiduciary duty) which might in certain situations be separately available to investors.

Redemption from the Fund. Non-US investors will sell shares in secondary market transactions through brokers and will not redeem shares from the Fund directly. Shares can be sold throughout the trading day like other publically traded shares. Investors should refer to “How to Buy and Sell Shares” in the main body of the Prospectus for more detail.

Liquidity Risk Management. Investors should note that while First Trust is not required to implement liquidity management arrangements in accordance with the AIFM Directive in respect of the Fund, the Fund is subject to the liquidity limitations established by the SEC. The Trustees have delegated to First Trust the day-to-day determination of illiquidity of equity and fixed income securities as described under “Investment Strategies – Types of Investments – Illiquid Securities” in this SAI.

Treatment of Investors. The Trust and the AIFM do not offer any investors preferential treatment or the right to obtain preferential treatment. Whilst the Trust does not take specific steps to ensure the fair treatment of investors, under the 1940 Act the Trustees are required to monitor how the Fund operates and oversee matters where the interests of the Fund and its shareholders may differ from those of its investment adviser.

First Trust is registered as an investment adviser with the SEC, and is subject to regulation and oversight designed to protect shareholders. Under the Investment Advisers Act of 1940, First Trust is a fiduciary to its clients, including the Fund, and is therefore required to act in the best interests of clients and to place the interests of clients before its own.

Information Regarding the use of Leverage and Collateral. The AIFM Directive requires disclosure of certain information relating to leverage, collateral and asset re-use arrangements. The Fund may obtain leverage through the use of derivatives and other non-fully funded investments such as reverse repurchase agreements, firm commitment agreements and standby commitment agreements if, and to the extent that, such transactions are (i) disclosed in the Fund’s Prospectus and SAI and (ii) deemed appropriate investments by First Trust. These leveraged trading practices generally have not been prohibited by the SEC, though the SEC has published guidance on the manner in which the Fund may cover their leveraged trading practices to limit leverage and avoid the need to address the leverage concerns in Section 18 of the 1940 Act, which severely restricts how the Fund may use leverage. All arrangements entered into by First Trust on behalf of the Fund which result in leverage follow the parameter of the guidance published by the SEC.

As a non-EU AIFM, First Trust is not obliged to set a maximum permitted level of leverage which it may employ in its management of the Fund. The total amount of leverage employed by the Fund is provided at http://www.ftglobalportfolios.com.

Investors should refer to the “Investment Objective and Policies” and “Investment Strategies” section of this SAI for more details on the use and risk of leverage by the Fund.

Shareholder Voting Rights. The Declaration requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. The Fund’s fundamental policies, as described in the “Investment Objective and Policies” section of this SAI, may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented or (ii) more than 50% of the outstanding voting securities.

Net Asset Value. The latest NAV of the Fund, and the latest NAV per share of the Fund, is available online at: http://www.ftglobalportfolios.com and online stock quote services. Generally investors will buy and sell shares of the Fund in secondary market transactions through brokers. Shares of the Fund will therefore be available at the relevant market price rather than NAV.

The historical performance of the Fund since inception is available online at: http://www.ftglobalportfolios.com.

Accounts. Under the AIFM Directive, First Trust is required to make available the annual report of the Fund that it markets in the EEA. This must be prepared by no later than 6 months following the end of the financial year and contain certain specific content requirements set out in the AIFM Directive. Once the annual report has been produced, it will be made available to investors in the manner as set out in the Prospectus.

Professional Liability Requirements/Delegation by the AIFM/Valuation. As a non-EU AIFM, First Trust is not subject to certain EU requirements relating to: (i) the cover of professional liability risk by holding either additional of its own funds or appropriate professional liability insurance; (ii) permitted delegation and the management and disclosure of conflicts of interest relating to any such delegation; and (iii) valuation as set out in Article 19 of the AIFM Directive. As such, no disclosures for the purposes of the AIFM Directive have been made. Notwithstanding this, First Trust and the Fund continue to comply with their requirements under US law.

Periodic Disclosure Obligations. The following information will be disclosed to Fund shareholders on a periodic basis by way of a posting being made on http://www.ftglobalportfolios.com:

•	the percentage of the Fund’s assets, if any, that are subject to special arrangements arising from their illiquid nature (including, but not limited to, deferrals of redemptions and suspensions);
•	the current risk profile of the Fund and the risk management systems employed by the AIFM to manage those risks; and
•	the total amount of leverage employed by the Fund, if any.

Whenever any new arrangements for managing the liquidity of the Fund are introduced including, but not limited to, any material changes to the liquidity management systems and procedures employed by First Trust, a disclosure to this effect will be uploaded on the Fund’s website. The Fund will ensure that a notice is uploaded on an expedited basis whenever deferrals or other similar special arrangements are activated or where redemptions of shares are suspended.

A notice will be posted without undue delay whenever there is a change to a maximum level of leverage which may be employed on behalf of the Fund; and any changes are made to the right of re-use of collateral or any changes to any guarantee granted under any leveraging arrangement.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE